                                                                   Exhibit 10.12


                              TAX SHARING AGREEMENT

            This Tax Sharing Agreement (this "Agreement") is made and entered into as of April 30, 1997 by and between KSL Recreation Corporation, a California corporation, ("REC") and each of the entities described on Schedule A annexed hereto (the "Signator Corporations").

                                   WITNESSETH:

            WHEREAS, each of the Signator Corporations and REC will qualify, as of the "Effective Date" (as defined in Section 1.1), as a member of an affiliated group within the meaning of Section 1504 of the Internal Revenue Code of 1986 (IRC), as amended (the "REC Group"), or a controlled group within the meaning of IRC Section 1563;

            WHEREAS, REC has previously filed consolidated federal income tax returns on behalf of the then existing members of the REC Group and is generally obligated to continue to file consolidated income tax returns on behalf of the REC Group as comprised in the future;

            WHEREAS, each of the Signator Corporations will qualify, as of the "Effective Date" (as defined in Section 1.1), as a member of a unitary group within the meaning of Sections 25101 and 25102 of the California Revenue and Taxation Code and the regulations thereunder;

            WHEREAS, REC has previously filed combined California income tax returns on behalf of the then existing members of the REC and Land Groups;

            WHEREAS, it is the desire and intent of the parties that procedures be established for the administration of the REC Group from and after the "Effective Date" and that a method be established for allocating the consolidated federal and combined California income tax liabilities of the REC Group among the members of the two groups from and after the "Effective Date," and

            WHEREAS, it is also the desire of the parties that procedures be established for the administration of certain state and local matters involving one or more of the parties and that a method be established for allocating non-California state and local income tax liabilities among one or more of the parties;

            NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and promises contained herein, and for other good and valuable consideration, each of the parties hereby agrees from and after the "Effective Date" as follows:
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                                                                               4


                                    ARTICLE I
                                   DEFINITIONS

            1.1 General. For purposes of this Agreement, the following terms shall have the following meanings:

            Amortization - "Amortization" shall mean the allowance for exhaustion, including obsolescence, of Intangible Assets.

            Code - "Code" shall mean the Internal Revenue Code of 1986 as amended.

            Combined Tax Liability - "Combined Tax Liability" shall mean, with respect to a particular Taxable Year, the combined California franchise tax liability of the REC and Land Groups for such Taxable Year (including interest and penalties). It is expressly provided that the term Combined Tax Liability as defined herein shall be determined by taking into consideration all applicable losses and credits, including applicable net operating losses.

            Combined Tax Return - "Combined Tax Return" shall mean the California tax return required to be filed by REC pursuant to the California Revenue and Taxation Code ss.ss. 25101 and 25102 and the regulations thereunder.

            Consolidated Tax Liability - "Consolidated Tax Liability" shall mean, with respect to a particular Taxable Year, either the consolidated federal income tax liability of the REC Group for such Taxable Year (including interest and penalties and including the environmental tax of Section 59A of the Code), or the consolidated federal alternative minimum tax liability of the REC Group for such Taxable Year (including interest and penalties and the environmental tax of Section 59A of the Code), whichever shall be applicable. It is expressly provided that the term Consolidated Tax Liability as defined herein shall be determined by taking into consideration all applicable losses and credits, including applicable net operating losses.

            Consolidated Tax Return - "Consolidated Tax Return" shall mean the tax return required to be filed by the Parent pursuant to Chapter 6 of the Code.

            Corrected Recomputation Notice - "Corrected Recomputation Notice" shall have the meaning set forth in Section 5.1.

            Effective Date - "Effective Date" shall mean November 1, 1996.

            Estimated Combined Tax Liability - "Estimated Combined Tax
Liability" shall mean, with respect to a particular Taxable Year, the estimated combined California tax liability of the
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                                                                               5


combined REC and Land Groups for such Taxable Year determined in accordance with
Section 3.2.

            Estimated Consolidated Tax Liability - "Estimated Consolidated Tax Liability" shall mean, with respect to a particular Taxable Year, the estimated consolidated federal tax liability of the REC Group for such Taxable Year determined in accordance with Section 3.2.

            Group - "Group" shall mean either the REC Group or the Land Group.

            Group Agent - "Group Agent" shall mean the entity designated by the Parent to exercise various administrative and financial responsibilities on behalf of each Group. Unless otherwise designated in writing by the Parent, the Group Agent in respect to the REC Group shall be REC and the Group Agent with respect to the Land Group shall be KSL Land Corporation (Land). It is expressly provided herein that the Group Agent of each of the respective Groups shall be responsible for satisfying any and all of the conditions or obligations set forth in this Agreement with respect to the Group with respect to which it serves as Group Agent and for satisfying any and all of the conditions and obligations set forth in this Agreement with respect to each of the Group Members of the respective Groups which is not a Signator Corporation, irrespective of whether such Group Member is referred to in this Agreement as a Group Member or a Member. Further, where expressly provided, each Group Agent shall also be responsible for satisfying those conditions and obligations set forth in this Agreement on behalf of any Group Member of the respective Groups which is a Signator Corporation, irrespective of whether such Group Member is referred to in this Agreement as a Group Member or a Member.

            Group Members - "Group Members" shall, as the context indicates, mean either REC Group Members or Land Group Members.

            Intangible Assets - "Intangible Assets" shall mean, with respect to an asset acquisition, the excess of purchase price over fair market value of the tangible assets acquired. "Intangible Assets" shall mean, with respect to a stock acquisition, the excess of purchase price over the fair market value of tangible assets within the acquired entity.

            Land - "Land" shall mean KSL Land Corporation.

            Land Group - "Land Group" shall mean the affiliated group of corporations within the meaning of Section 1504 of the Code with respect to which Land is the common parent.

            Land Group Members - "Land Group Members" shall mean those Members described as Land Group Members on Schedule C annexed hereto. Appropriate amendments shall be made to Schedule
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                                                                               6


C to reflect changes in the identity of the Land Group Members occurring after the date of execution of this Agreement.

            Loss Member - "Loss Member" shall mean a Member that for the relevant Taxable Year lacks positive Taxable Income.

            Member - "Member" shall, except as otherwise provided herein, mean the Parent and any entity now or hereafter entitled or obligated to file a Consolidated Return with the Parent pursuant to Section 1504 of the Code. Additionally, the term "Member" for purposes of Section 9 and all other provisions of this Agreement that have relevance as a result of Section 9 shall, except as otherwise provided herein, mean any entity now or hereafter entitled or obligated to file a state or local income tax return with one or more parties to this Agreement or with one or more entities that are related, directly or indirectly, to one or more parties to this Agreement.

            Original Recomputation Notice - "Original Recomputation Notice" shall have the meaning set forth in Section 5.1.

            Parent - "Parent" shall mean REC or its successor.

            Parent's Representatives - "Parent's Representatives" shall mean any or all of the Parent's accountants, attorneys, directors, officers, employees, and shareholders, as well as any other persons or entities identified as the Parent's Representatives in a writing delivered to the Group Agent of the Land Group.

            REC - "REC" shall mean KSL Recreation Corporation.

            REC Group - "REC Group" shall mean the affiliated group of corporations within the meaning of Section 1504 of the Code with respect to which REC is the common parent.

            REC Group Members - "REC Group Members" shall mean those Members described as REC Group Members on Schedule B annexed hereto. Appropriate amendments shall be made to Schedule B to reflect changes in the identity of the REC Group Members occurring after the date of execution of this Agreement.

            Recomputation Due Date - "Recomputation Due Date" shall have the meaning set forth in Section 5.1.

            Signator Corporation - "Signator Corporation" shall mean any corporation which is a signator of this Agreement or which shall consent to this Agreement in accordance with Section 2.5.

            Subgroup - "Subgroup" shall mean an aggregation of REC Group members as detailed in the Schedules which are contained in this Agreement.
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                                                                               7


            Subgroup Agent - "Subgroup Agent" shall mean the entity designated by the Parent to exercise various administrative and financial responsibilities on behalf of each Subgroup. Unless otherwise designated in writing by the Parent, the Subgroup Agents with respect to the Landmark, Florida, Fairways, Georgia, Wild West, Xochimilco, Vacation and Travel Subgroups shall be KSL Landmark Corporation, KSL Florida Holdings, Inc., KSL Fairways Golf Corporation, KSL Georgia Holdings, Inc., Wild West Desert Properties, Inc., Xochimilco Properties, Inc., KSL Vacation Resorts, Inc. and KSL Travel Inc.; respectively. It is expressly provided herein that the Subgroup Agent of each of the respective Subgroups shall be responsible for satisfying any and all of the conditions or obligations set forth in this Agreement with respect to the Subgroup with respect to which it serves as Subgroup Agent and for satisfying any and all of the conditions and obligations set forth in this Agreement with respect to each of the Subgroup Members of the respective Subgroups which is not a Signator Corporation, respective of whether such Subgroup Member is referred to in this Agreement as a Subgroup Member or a Member. Further, where expressly provided, each Subgroup Agent shall also be responsible for satisfying those conditions and obligations set forth in this Agreement on behalf of any Subgroup Member of the respective Subgroups which is a Signator Corporation, irrespective of whether such Subgroup Member is referred to in this Agreement as a Subgroup Member or a Member.

            Subgroup Members - "Subgroup Members" shall mean those members described as the Landmark Subgroup on Schedule D, the Florida Subgroup on Schedule E, the Fairways Subgroup on Schedule F, the Georgia Subgroup on Schedule G, Wild West Subgroup on Schedule H, the Xochimilco Subgroup on
Schedule I, the Travel Subgroup on Schedule J, the Vacation Subgroup on Schedule K and any additional Subgroups that join the REC Group after the effective date of this agreement. Appropriate amendments shall be made to Schedules D, E, F, G, H, I, J and K to reflect changes in identity of Subgroup members or reorganizations of Subgroups occurring after the date of execution of this Agreement.

            Taxable Income - "Taxable Income" shall, except as otherwise provided herein, mean, with respect to a particular Group or Subgroup, the aggregate taxable income of all Group or Subgroup Members for the relevant Taxable Year determined with respect to each Group Member in accordance with Treas. Reg. ss. 1.1502-12. In the event a Member shall fail to be a Member of the REC Group for the entire Taxable Year, the taxable income of such Member shall mean the taxable income (determined in accordance with Treas. Reg. ss. 1.1502-12) of the Member for the portion of the Taxable Year during which the Member is a Member of the REC Group. In determining any such Member's taxable income for such period, unless otherwise mutually agreed, the entering or departing Member shall be required to "close its books" as of the day the Member joins or departs the REC Group (whichever shall be applicable).
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                                                                               8


            Taxable Loss - "Taxable Loss" shall, except as otherwise provided herein, mean, with respect to a particular Group or Subgroup, the aggregate taxable loss of all Group or Subgroup Members for the relevant Taxable Year determined with respect to each Group Member in accordance with Treas. Reg. ss. 1.1502-12. In the event a Member shall fail to be a Member of the REC Group for the entire Taxable Year, the taxable loss of such Member shall mean the taxable loss (determined in accordance with Treas. Reg. ss. 1.1502-12) of the Member for the portion of the Taxable Year during which the Member is a Member of the REC Group. In determining any such Member's taxable loss for such period, unless otherwise mutually agreed, the entering or departing Member shall be required to "close its books" as of the day the Member joins or departs the REC Group (whichever shall be applicable).

            Taxable Year - "Taxable Year" shall mean the taxable year of the Parent. It is expressly provided herein that to the extent permitted by law, commencing with the first taxable year of the Parent that includes the Effective Date, the Taxable Year of the Parent shall be the fiscal year ending October 31st.

                                   ARTICLE II
                            ADMINISTRATIVE PROVISIONS

            2.1 Filing Returns. The Parent is hereby authorized and directed, and hereby agrees, to prepare and timely file Consolidated and Combined Tax Returns for each Taxable Year during the term of this Agreement in accordance with the requirements of the Code and state statutes and the regulations promulgated thereunder. The Parent is also authorized and directed, and hereby agrees, to pay any Consolidated and Combined Tax Liabilities as determined in the Consolidated and Combined Tax Returns, subject to the obligation of the Group Agents, on behalf of their respective Groups, to pay amounts to the Parent in accordance with this Agreement. In any case where the Parent cannot, for any reason, file a Consolidated or Combined Return that includes a Group Member, such Group Member is hereby authorized and directed to file on its own behalf (or with any similar Group Member) such returns and reports as are necessary.

            2.2 Agent on Behalf of Group. The Parent is hereby authorized and directed, and hereby agrees, to act as the agent and attorney-in-fact for each Member to file the Consolidated and Combined Tax Returns, and to take any action necessary or appropriate (in its sole discretion) in connection with the determination of the Consolidated and Combined Tax Liabilities of the REC Group associated with the Consolidated and Combined Tax Returns for any Taxable Year, including, without limitation, contesting the assessment of any deficiency, entering into any closing agreement, compromise or settlement, filing any amended return, prosecuting any action for refund, and making any election or exercising any option. It is expressly provided herein that if all or part of an unused consolidated net operating loss is allocated to a Member; pursuant to Treas. Reg. ss. 1.1502-79A for years beginning before January 1, 1997 and ss. l.1502-21T(b) for years beginning after December 31, 1996; and is capable of being carried back to a taxable year with respect to which the Member filed a separate return or a consolidated return with another affiliated group, the Parent shall determine whether or not an election shall be made not to carry back part or all of a consolidated net operating loss for any taxable year in accordance with Section 172(b) (3) of the Code.

            2.3 Assistance and Sharing of Information. Each Member shall provide the Parent and the Parent's Representatives with such assistance as may reasonably be requested by the Parent in connection with the discharge of its responsibilities as agent on behalf of the REC Group as set forth in Section
2.2. Such assistance shall include, without limitation, analyzing and compiling financial information and data with accompanying schedules and related workpapers, preparing documents relating to rulings or other determinations by taxing authorities, maintaining records concerning the ownership and tax basis of property and operations of the Member, and preparing and maintaining such other records or substantiation as may be relevant. Each Member shall make its employees and representatives available to the Parent and the Parent's Representatives on a mutually convenient basis to provide information and explanations of any documents or information provided. Each Member shall retain all tax returns, schedules, and workpapers, and all material records or other documents relating in any manner to the affairs of the REC Group or to the affairs of the Member until the expiration of the applicable statute of limitations (including extensions) to which tax returns and other documents relate. At the expiration of such statute of limitations, a Member shall have the right to dispose of such material after providing thirty (30) days notice to the Parent.

Any information provided pursuant to this provision or similar provision of this Agreement shall be kept confidential, except as may otherwise be necessary in connection with any required disclosure to any relevant taxing authority.

            2.4 Scope of Agreement. This Agreement relates solely to the administration of the REC Group and the determination of the Consolidated and Combined Tax Liabilities of the REC Group and, to the extent applicable under
Section 9, to the administration of state and local tax affairs and the determination of state and local income tax liabilities.

            2.5 Future Members. If an entity at a future date becomes a Member, such entity shall be deemed a party and shall be bound by the terms of this Agreement as if it were a party and signator to this Agreement. Any new Member or Member of a Subgroup shall provide to the Parent a statement setting forth
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                                                                              10


all tax attributes carried over to the REC Group by the new Member including, without limitation, the amount of any net operating losses, net capital losses and investment credit carryforwards, as well as the identity of all elections made by or on behalf of such new Member. Anything in this Agreement to the contrary notwithstanding, any Member which is not a signator to this Agreement shall also be deemed a party and shall be bound by the terms of this Agreement notwithstanding that all or a portion of the obligations of such party shall be borne by the Group Agent of the respective Group of which the Member is a member.

                                   ARTICLE III
                         DETERMINATION OF ESTIMATED TAX

            3.1 Informational Reporting. In addition to its obligations under
Section 2.3 generally, each Member shall, at its own expense, compile and furnish such items of financial information pertaining to such Member covering such portions of all Taxable Years as requested by the Parent in order to enable the Parent to compute the amount of estimated consolidated or similar taxes required to be paid by the Parent to avoid the imposition of penalties with respect to the REC Group under Section 6655 of the Code including, without limitation, the amount of all items of income, gain, loss, deduction and credit derived by the Member for the period of time specified by the Parent. The Member shall furnish the information as of the date prescribed by the Parent.

            3.2 Amount. The amount of estimated consolidated and combined tax or similar payments required to be paid by the REC Group shall be determined by the Parent in accordance with the provisions of the Code and applicable state statutes.

            3.3 Allocation of Estimated Consolidated and Combined Tax Liabilities. The Parent, in its sole discretion shall allocate the Estimated Consolidated and Combined Tax Liabilities of the REC Group among the Subgroups in accordance with the method for allocating the consolidated and combined tax liabilities defined in Section 4.2

            3.4 Payments to Parent. Each Subgroup Agent shall pay to the Parent the portion of each installment of estimated tax liability allocated to its Subgroup or Member in accordance with Section 3.3 above not later than the due date prescribed by law for the payment of such estimated tax installment.

                                   ARTICLE IV
            PREPARATION OF CONSOLIDATED AND COMBINED TAX RETURNS AND
         ALLOCATION OF CONSOLIDATED AND COMBINED RETURN TAX LIABILITIES

            4.1 Return Preparation. In addition to its obligations under Section
2.3 generally, each Member shall, at its own expense, compile and furnish to the Parent such items of financial information pertaining to the Member with respect to the relevant Taxable Year that shall be required in order to enable the Parent to prepare the Consolidated and Combined Tax Returns with respect to such Taxable Year and to determine the Consolidated and Combined Tax Liabilities of the REC Group for the Taxable Year. Such information shall be furnished to the Parent not later than the date prescribed therefor by the Parent. In the event that the Parent shall request an extension of time to file the Consolidated or Combined Tax Return of the REC Group and payment shall be required of the REC Group as of the due date of the Consolidated or Combined Tax Return (determined without regard to extensions) (the "Extension Payment"), the Parent shall determine the amount of the Extension Payment and allocate the liability for the Extension Payment among the Subgroups in the same manner as set forth in Section
3.3 pertaining to the allocation of the Estimated Tax Liability. Not later than the due date of the Consolidated or Combined Tax Return (determined without regard to extensions), each Subgroup Agent on behalf of the respective Subgroup shall pay to the Parent the Subgroup's allocable portion of the liability for the Extension Payment. For purposes of Section 4.3, the portion of the Extension Payment paid by each Subgroup, if any, shall be considered an estimated tax payment paid by the respective Subgroup.

            4.2 Allocation of Liability

            (a) Income Taxes. As promptly as is reasonably practicable following the preparation of the Consolidated Tax Return with respect to a Taxable Year, the Parent shall allocate the Consolidated Tax Liability of the REC Group for such Taxable Year among each Subgroup in accordance with the Taxable Income or Loss of that Subgroup calculated as if that Subgroup for such Taxable Year were not included in the REC consolidated tax return, as illustrated at Exhibit I.

            The Parent may, at its discretion, adjust the allocation of the consolidated tax liability of the Parent and the Subgroups for purposes of this agreement, for the amortization of intangible assets included in the Parent's taxable income pursuant to Treas. Reg. ss. 1.1502-12. This adjustment may only be effected by the Parent for intangible assets which were not contributed to a Subgroup member concurrently with the contribution of the assets acquired in the transaction giving rise to the intangible.

            (b) Alternative Minimum Taxes. If for any Taxable Year the REC Group shall have a liability for federal alternative minimum taxes, the Consolidated Tax Liability of the REC Group for such Taxable Year, as determined in the Consolidated Tax Return, shall be allocated by the Parent, as promptly as is reasonably practicable following the preparation of the Consolidated Return, among Subgroups in accordance with their taxable income calculated as if that Subgroup for such Taxable Year were not included in the REC consolidated tax return. For purposes of this Section 4.2(b), the term "Taxable Income" shall mean, with respect to a particular Subgroup, the aggregate alternative minimum taxable income of all Subgroup Members for the relevant Taxable Year determined with respect to each Subgroup Member in accordance with Prop. Treas. Reg. ss. 1.1502-55(b)(2)(ii)(A), reduced by the Subgroup's portion of any consolidated alternative minimum tax net operating loss deduction. In the event that the REC Group shall have a liability for consolidated federal alternative minimum taxes, the resulting consolidated minimum tax credit shall be allocated among each of the Subgroups in accordance with their relative portion of the alternative minimum tax liability described in this Section 4.2(b) and shall be applied in determining the allocation of liability of the Subgroups under Section 4.2(a) in subsequent Taxable Years.

            (c) Franchise Taxes. As promptly as is reasonably practicable following the preparation of the Combined Tax Return with respect to a Taxable Year, the Parent shall allocate the Combined Tax Liability of the REC and Land Groups for such Taxable Year, as determined in the Combined Tax Return, among each Member of the REC Group in accordance with the Combined Taxable Income or Loss of that Member as reflected on the Combined Tax Return as filed. A separate agreement shall govern the allocation of the Combined Tax Liability between REC and the Land Group.

                The Parent may, at its discretion, adjust the allocation of the combined tax liability of the Parent and the Subgroups for purposes of this agreement, for the amortization of intangible assets included in the Parent's taxable income pursuant to Treas. Reg ss. 1.1502-12. This adjustment may only be effected by the Parent for intangible assets which were not contributed to a Subgroup member concurrently with the contribution of the assets acquired in the transaction giving rise to the intangible.

            4.3 Allocation Payments.

            (a) Payments by Members. Not later than the date prescribed by the Parent, each Subgroup Agent on behalf of its Subgroup shall pay to the Parent the excess, if any, of the Subgroup's allocable share of the Consolidated or Combined Tax Liability determined in accordance with
      Section 4.2 over the amount of estimated tax payments paid by the Subgroup Agent on behalf of such Subgroup to the Parent with respect to such Taxable Year.

            (b) Payments by Parent. The Parent shall pay to the Subgroup Agent on behalf of its Subgroup, the excess, if any, of the amount of estimated tax payments paid to the Parent by such Subgroup Agent on behalf of such Subgroup for such Taxable Year over the respective Subgroup's allocable share of the Consolidated or Combined Tax Liability of the REC Group for such Taxable Year as determined in accordance with Section 4.2. With respect to such excess, if any, an amount not in excess of the amount paid to the Parent in accordance with Section 4.3(a) shall be paid by the Parent to the Subgroup Agent on behalf of its Subgroup not later than twenty (20) days following the receipt by the Parent of such amount. The balance, if any, shall be payable not later than twenty (20) days following the receipt by the Parent of a refund attributable to the payment of estimated taxes by the Parent with respect to such Taxable Year in excess of the Consolidated or Combined Tax Liability of the REC Group for such Taxable Year. Notwithstanding the foregoing, the Parent shall be authorized to apply all or a portion of the excess of the Estimated Tax Liability of the REC Group for a Taxable Year over the Consolidated or Combined Tax Liability of the REC Group for such Taxable Year as a credit to the Consolidated or Combined Tax Liability of the REC Group for the subsequent Taxable Year in which event the amounts otherwise payable to a Subgroup Agent on behalf of its Subgroup in accordance with this Section 4.3(b) shall be treated as an estimated tax payment by such Subgroup for the subsequent Taxable Year.

            (c) Payments to Loss Members. It is expressly provided herein that REC and the Subgroups shall each be compensated by other Members or Subgroups for utilization of federal tax losses or tax credits generated by either the Parent or the Subgroups. The term "tax loss" shall include a "capital loss." There will be no payment for credits or net operating losses when used by the party which generated the losses or credits. Payment will occur between Subgroups of the REC Group when these losses or credits are utilized by parties that did not generate the losses or credits, if the total losses of loss Subgroups are not fully utilized in any one year, such utilization of federal tax losses shall be determined on a prorate basis amongst the loss Subgroups.

                                    ARTICLE V
                                   ADJUSTMENTS

            5.1 Recomputation. Except as otherwise provided in Section 8.1, if the Consolidated or Combined Tax Liability of the REC Group is adjusted for any Taxable Year, whether by means of an amended return, a claim for refund, an audit, a carryback or carryforward of losses or credits, or any other reason, the liability of each Subgroup shall be re-computed under Section 4.2 in order to give effect to such adjustments. In the case of an increase of a Subgroup's liability as a consequence of a recomputation under this Section 5.1, the Parent shall furnish to the Subgroup Agent of such Subgroup a notice setting forth (a) the circumstances triggering the recomputation and (b) the amount of the increased tax liability payable by the Subgroup in connection with such recomputation (the "Original Recomputation Notice"). Payment by the Subgroup Agent of the amount reflected in the Original Recomputation Notice shall be due not later than sixty
(60) days following the furnishing of the Original Recomputation Notice by the Parent to the Subgroup Agent (the "Recomputation Due Date"). In the event of a reduction in a Subgroup's liability, the Parent shall pay to the Subgroup Agent on behalf of its Subgroup the share of such decreased liability not later than sixty (60) days following the receipt by the Parent of a refund or other revenue associated with such decreased liability.

                                   ARTICLE VI
                              EARNINGS AND PROFITS

            6.1 General. The REC Group did not make the election described in Treas. Reg. ss. 1.1552-1(c) and, accordingly, the earnings and profits of each Member is currency determined by allocating the tax liability of the REC Group among the Members in accordance with the method described in Treas. Reg. ss. 1.1552-1(a) (1). Further, the REC Group did not make the election described in Treas. Reg. ss. 1.1502-33(d) (5) and, accordingly, none of the complementary methods described in Treas. Reg. ss. 1.1502-33(d) for allocating the liability of the REC Group among the Members for earnings and profits purposes currently applies. If the Parent, whether pursuant to Revenue Procedure 90-39 or otherwise, elects an alternative method for allocating the tax liability of the REC Group among the Members for earnings and profits purposes, the Parent shall provide notice to the Members.

                                   ARTICLE VII
                                      COSTS

            7.1 General. All costs associated with items of administration of the REC Group which either (a) relate solely to a particular Member or Members of the same Subgroup or (b) are, with the approval of the Parent, billed directly to a particular Member or the Subgroup Agent on behalf of Members of the same Subgroup, including without limitation, the costs associated with an audit that relates solely to adjustment associated with a single Member or Members of the same Subgroup and costs associated with the preparation of a state tax return filed on behalf of one Member or Members of the same Subgroup, shall be
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                                                                              15


paid by such Member, Subgroup Members or Subgroup Agent. All other costs, including without limitation, the costs incurred by the Parent in connection with the preparation of the Consolidated and Combined Returns for a particular Taxable Year and the costs incurred by the Parent in connection with the preparation of the estimated tax returns for a particular Taxable Year shall be allocated among all Subgroups. Anything in the preceding provisions of this
Section 7.1 to the contrary notwithstanding, in connection with an audit that involves Members of more than one Subgroup, the Parent shall be authorized to allocate the Parent's costs between the Subgroups on any reasonable basis.

                                  ARTICLE VIII
                         DEPARTURE FROM AFFILIATED GROUP

            8.1 Former Member. If any Member ceases to be a Member (a "Former Member"), such Former Member shall continue to be liable for all obligations wing hereunder with respect to the period during which the Former Member was a Member.

            8.2 Indemnification by Former Member. It is expressly provided herein that the indemnities set forth in Section 2.4, if applicable, shall survive the departure of any Member from the REC Group.

            8.3 Election Under Treas. Reg. ss. 1.1502-20(g). If (a) a Member becomes a Former Member as a consequence of a disposition by the Parent or other Member of the stock of the Former Member, (b) the Parent or other Member's loss, if any, on such disposition would be disallowed under Treas. Reg. ss. 1.1502-20 and (c) the Parent provides notice to the Former Member that the Parent desires to make the election to reattribute to the REC Group the net operating loss carryovers and capital loss carryovers attributable to the Former Member (not in excess of the amount of the disallowed loss), the Former Member shall consent to such election as of the date prescribed by the Parent and shall perform all such other actions as shall be required in order to accomplish the reattribution of such losses to the Parent.

                                   ARTICLE IX
                             STATE AND LOCAL RETURNS

            9.1 General. The parties also desire that the principles of this Agreement apply to the preparation of, and payment and allocation of liability for payment with respect to, tax returns of Members, either required by law or filed on behalf of Members by or at the direction of the Parent (to the extent permitted by law), doing business in a state or locality of the United States that require taxes determined with respect to income to be filed on a combined or consolidated basis by two or more Members irrespective of whether REC is or is not included in such return ("Other Applicable Returns"). For purposes of the preceding sentence, "taxes determined with respect to income" shall include taxes determined on a basis other than with respect to income if taxes determined on such other bases are determined for the Taxable Period on a combined or consolidated basis in lieu of taxes determined with respect to income.

Accordingly, REC and the Members shall prepare such Other Applicable Returns and pay (subject to reimbursement), and allocate the liability for payment with respect to the Other Applicable Returns in accordance with the general principles set forth in this Agreement. For purposes of the preceding sentence, it is intended, by way of illustration, that defined terms such as the "REC Group", "Consolidated Tax Liability", and "Combined Tax Liability" shall be defined as the context indicates but in a manner consistent with the definition of the terms provided in Section 1.1. It is expressly provided, however, for purposes of this Section 9.1 that returns required under state or local law on a basis other than combined or consolidated methods are expressly excluded from the definition of "Other Applicable Returns."

                                    ARTICLE X
                                  MISCELLANEOUS

            10.1 Medium of Payment; Interest on Late Payments. Any payment required under this Agreement shall be paid in immediately available U.S. funds.

            10.2 Joint and Several Liability. Each Member shall have joint and several liability for all payments required of all members of the same Group. The foregoing provision is, however, in no way intended to minimize or to limit the several liability of each Member of the REC Group imposed under Treas. Reg. ss. 1.1502-6.

            10.3 Approval of Tax Preparer. Anything in this Agreement to the contrary notwithstanding including particularly the last sentence of Section 9.1, the Parent shall designate the return preparer in connection with the preparation of any tax return based upon taxable income which is filed in a United States jurisdiction by or on behalf of any Member. The foregoing provision shall, however, in no way minimize or limit the indemnity of each Member as set forth in Section 2.4 if applicable.

            10.4 Duration. This Agreement shall be effective as of the date hereof and shall continue in effect unless or until the Parent elects to terminate the Agreement. Notwithstanding such termination, this Agreement shall continue in effect with respect to matters affecting Taxable Years prior to the date of termination.

            10.5 Arbitration. Except as may be mutually agreed by the parties, any dispute involving the interpretation of this Agreement between or among any of the Members, including any Former Member, may, at the written request of the Group Agent of the Group with respect to which the Member is a Group Member, be submitted for the review and professional opinion of the public accounting firm which is then the auditor of the books of the Parent; provided, however, that any Group Agent may elect not to be bound by such opinion if the election is made in writing and delivered to the Parent within thirty (30) days after the date such an opinion has been rendered, in which event any dispute shall thereupon be settled in accordance with the rules of the American Arbitration Association then obtaining, and judgment upon the award rendered by the arbitrator(s) shall be entered in any court maintaining jurisdiction thereto and shall be binding upon all the Members.

All costs of any proceeding contemplated by this Section 10.5 shall be borne by the party who fails to prevail or whose assertion is farthest in financial amount or substance from the ultimate determination of the amount or issue in dispute.

            10.6 Necessary Documents. Each party hereto shall execute and deliver such consents and instruments in a timely manner take such other and further action as shall be necessary or appropriate to comply with the provisions of this Agreement.

            10.7 Successors in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto, including any Former Member, and their respective successors and assigns.

            10.8 Counterparts. This Agreement may be executed in one or more counterparts and, when such counterparts shall have been executed by the Parent and each of the Members described herein, all such counterparts shall constitute the binding agreement of the parties hereto.

            10.9 Entire Agreement; Amendment. This Agreement constitutes the entire understanding and agreement of the parties hereto in relation to its subject matter. Except insofar as the termination of the Agreement by the Parent in accordance with Section 10.4, none of the Agreements terms or conditions may be changed, modified, amended, rescinded, waived, or canceled except by a writing signed by all parties specifying such change, modification, amendment, rescission, waiver, or cancellation. No promise, representation, warranty or covenant not included in this Agreement has been or is relied upon by the parties. Each party has relied upon his or its own examination of the full Agreement and the provisions thereof the failure or refusal of any party to inspect the Agreement or other documents, or to obtain legal advice or other advice relevant to this Agreement, constitutes a waiver of any objection, contention, or claim that might have been based upon such reading, inspection or advice.

No modification or amendment of this Agreement shall be of any force or effect unless in writing and executed by all parties.

            10.10 Section Headings and Titles. The section headings and titles of this Agreement do not constitute a part of this Agreement, having been inserted for convenience and reference only and shall have no effect upon the construction or interpretation of this Agreement, in the pursuit of any remedy whether provided hereunder or by the statutes or other law of the State of California, regardless of whether such remedy is pursued by filing a suit or otherwise.

            10.11 Interpretation of Agreement. This Agreement shall be governed by the laws applicable to contracts entered into and to be fully performed within the state of California by residents thereof. Unless otherwise provided, all terms shall have the meaning given them in ordinary English usage and as customarily used. Words with the masculine gender include the feminine and neuter. A waiver by either Party of a breach of any term or condition of this Agreement shall not constitute a waiver of any further breach of a term or condition.

            10.12 Notices. Any notice or other communication under this Agreement shall be in writing and shall be deemed to have been provided upon the delivery or making thereof, as the case may be, if delivered personally, or sent by certified mail, return receipt requested, postage prepaid, to the parties at the addresses designated by the parties from time to time, or if an address is not designated by a party, at the last known address of such party.

            10.13 References to Treasury Regulations. All references herein to provisions of the Treasury Regulations shall incorporate references to the corresponding provisions of amended Treasury Regulations.

                           [Signature Page to Follows]

                              SIGNATOR CORPORATIONS

KSL RECREATION CORPORATION


/s/ Steven Elliott                                  April 30, 1997
------------------------                            ------------------------
Signed by Steven Elliott                            Date

KSL RECREATION GROUP, INC.


/s/ Steven Elliott                                  April 30, 1997
------------------------                            ------------------------
Signed by Steven Elliott                            Date

KSL LANDMARK CORPORATION


/s/ Steven Elliott                                  April 30, 1997
------------------------                            ------------------------
Signed by Steven Elliott                            Date

KSL DESERT RESORTS, INC.


/s/ Steven Elliott                                  April 30, 1997
------------------------                            ------------------------
Signed by Steven Elliott                            Date

KSL VACATION RESORTS, INC.


/s/ John Saer                                       April 30, 1997
------------------------                            ------------------------
Signed by John Saer                                 Date

XOCHIMILCO PROPERTIES, INC.


/s/ John Saer                                       April 30, 1997
------------------------                            ------------------------
Signed by John Saer                                 Date

WILD WEST DESERT PROPERTIES, INC.


/s/ John Saer                                       April 30, 1997
------------------------                            ------------------------
Signed by John Saer                                 Date

KSL TRAVEL, INC.


/s/ John Saer                                       April 30, 1997
------------------------                            ------------------------
Signed by John Saer                                 Date

KSL GOLF HOLDINGS, INC.


/s/ Steven Elliott                                  April 30, 1997
------------------------                            ------------------------
Signed by Steven Elliott                            Date

KSL FAIRWAYS GOLF CORPORATION


/s/ Steven Elliott                                  April 30, 1997
------------------------                            ------------------------
Signed by Steven Elliott                            Date

KSL FLORIDA HOLDINGS, INC.


/s/ Steven Elliott                                  April 30, 1997
------------------------                            ------------------------
Signed by Steven Elliott                            Date

KSL GEORGIA HOLDINGS, INC.


/s/ Steven Elliott                                  April 30, 1997
------------------------                            ------------------------
Signed by Steven Elliott                            Date

KSL HOTEL CORPORATION


/s/ Steven Elliott                                  April 30, 1997
------------------------                            ------------------------
Signed by Steven Elliott                            Date

KSL LAKE LANIER, INC.


/s/ Steven Elliott                                  April 30, 1997
------------------------                            ------------------------
Signed by Steven Elliott                            Date

KSL LAND CORPORATION


/s/ John Saer                                       April 30, 1997
------------------------                            ------------------------
Signed by John Saer                                 Date

KSL LAND II CORPORATION


/s/ John Saer                                       April 30, 1997
------------------------                            ------------------------
Signed by John Saer                                 Date

                                   SCHEDULE B

                                REC GROUP MEMBERS

KSL RECREATION CORPORATION

KSL VACATION RESORTS, INC.

KSL LANDMARK CORPORATION

KSL DESERT RESORTS, INC.

XOCHIMILCO PROPERTIES, INC.

WILD WEST DESERT PROPERTIES, INC.

KSL TRAVEL, INC.

KSL GOLF HOLDINGS, INC.

KSL FAIRWAYS WISCONSIN I, INC.

KSL FAIRWAYS WISCONSIN II, INC.

KSL FAIRWAYS WISCONSIN III, INC.

KSL FAIRWAYS GOLF CORPORATION

KSL FLORIDA HOLDINGS, INC.

KSL HOTEL CORPORATION

KSL FAIRWAYS MIDWEST, INC.

KSL GEORGIA HOLDINGS, INC.

KSL LAKE LANIER, INC.

                                   SCHEDULE C

                               LAND GROUP MEMBERS

KSL LAND CORPORATION

KSL LAND II CORPORATION

                                   SCHEDULE D

                                LANDMARK SUBGROUP

KSL LANDMARK CORPORATION

KSL DESERT RESORTS, INC.

                                   SCHEDULE F

                                FAIRWAYS SUBGROUP

KSL GOLF HOLDINGS, INC.

KSL FAIRWAYS WISCONSIN I, INC.

KSL FAIRWAYS WISCONSIN II, INC.

KSL FAIRWAYS WISCONSIN III, INC.

KSL FAIRWAYS GOLF CORPORATION

KSL FAIRWAYS MIDWEST, INC.

                                   SCHEDULE E

                                FLORIDA SUBGROUP

KSL FLORIDA HOLDINGS, INC.

KSL HOTEL CORP.

                                   SCHEDULE G

                                GEORGIA SUBGROUP

KSL GEORGIA HOLDINGS, INC.

KSL LAKE LANIER, INC.

                                   SCHEDULE H

                               WILD WEST SUBGROUP

WILD WEST DESERT PROPERTIES, INC.

                                   SCHEDULE I

                               XOCHIMILCO SUBGROUP

XOCHIMILCO PROPERTIES, INC.

                                   SCHEDULE J

                                 TRAVEL SUBGROUP

KSL TRAVEL, INC.

                                   SCHEDULE K

                                VACATION SUBGROUP

KSL VACATION RESORTS, INC.

                                    EXHIBIT I

              ILLUSTRATION OF THE CALCULATION REQUIRED PURSUANT TO
                                PARAGRAPH 4.2(e)

                                        LANDMARK       FLORIDA      FAIRWAYS      GEORGIA     WILD WEST
ENTITY                                  SUBGROUP      SUBGROUP      SUBGROUP     SUBGROUP      SUBGROUP       TOTAL
------                                  --------      --------      --------     --------      --------       -----
KSL Landmark Corporation                (10,500)
KSL Desert Resorts, Inc.                (27,00)
KSL Florida Holdings                                   (9,000)
KSL Hotel Corp.                                       (25,000)
KSL Golf Holdings, Inc.                                                (500)
KSL Fairways Wisconsin I, Inc.                                            0
KSL Fairways Wisconsin II, Inc.                                           0
KSL Fairways Wisconsin III, Inc.                                          0
KSL Fairways Golf Corp.                                             (23,000)
KSL Fairways Midwest                                                  5,000
KSL Georgia Holdings                                                               1,000
KSL Lake Lanier, Inc.                                                              4,000
Wild West Desert Properties                                                                     10,000
                                        -----------------------------------------------------------------------------

Taxable Income (Loss)                   (37,500)      (34,000)      (18,500)       5,000        10,000       (75,000)

Federal Tax Rate                             34%           34%           34%          34%           34%           34%
                                        -----------------------------------------------------------------------------

Tax Affect of Income/(Loss)             (12,750)      (11,560)       (6,290)       1,700         3,400       (25,500)
                                        =============================================================================

Allocation of Loss to Subgroups**       (31,250)      (28,333)      (15,417)                                 (75,000)

Loss as if Subgroups Filed Separate
Tax Returns                             (37,500)      (34,000)      (18,500)                                 (90,000)
                                        -----------------------------------------------------------------------------

Difference in Allocation Resulting
from Consolidated Tax Return              6,250         5,667         3,083                                   15,000

Federal Tax Rate                             34%           34%           34%                                      34%
                                        -----------------------------------------------------------------------------

Tax on Difference                         2,125         1,927         1,048                                    5,100
                                        =============================================================================

Intercompany Receivable/Payable           2,125         1,927         1,048       (1,700)       (3,400)            0
                                        =============================================================================

     ** Allocation is calculated by dividing subgroup's separate loss into the sum of all losses, and multiplying the resulting fraction by the consolidated net income/loss.

     Example: KSL Landmark Corp.

Subgroup Loss                 (37,500)
Total Losses                  (90,000)
                              --------
Ratio                           41.67%
Consolidated Taxable Loss     (75,000)
                              --------
Allocated Loss                (31,250)
                              =======

                                   EXHIBIT II

              ILLUSTRATION OF THE CALCULATION REQUIRED PURSUANT TO
                                PARAGRAPH 4.2(a)
                     (After Effective Date of the Amendment)

KSL Recreation Group, Inc.                                      5,000
KSL Landmark Corporation                                       10,000
KSL Desert Resorts, Inc.                                     (160,000)
KSL Florida Holdings                                           75,000
KSL Hotel Corp.                                                80,000
KSL Golf Holdings, Inc.                                         2,000
KSL Fairways Golf Corp.                                         4,000
KSL Fairways Midwest                                           12,500
KSL Georgia Holdings                                            2,000
KSL Lake Lanier, Inc.                                         500,000
KSL Travel, Inc.                                                            (175,000)
Wild West Desert Properties                                                                (600,000)
                                                            -------------------------------------------------------

Taxable Income/(Loss)                                         530,500       (175,000)      (600,000)      (244,500)

Federal Tax Rate                                                   34%            34%            34%            34%
                                                            -------------------------------------------------------

Tax Affect of Income/(Loss)                                   180,370        (59,500)      (204,000)       (83,130)
                                                            =======================================================

Allocation of Loss to Subgroups**                                            (56,210)      (189,290)      (244,500)

Income/(Loss) as if Subgroups Filed Separate Tax Returns                    (175,000)      (600,000)      (775,000)
                                                            -------------------------------------------------------

Difference in Allocation Resulting from Consolidated Tax
Return                                                                       119,790        410,710        530,500

Federal Tax Rate                                                                  34%            34%            34%

Tax on Difference                                                             40,729        139,641        180,370
                                                            =======================================================

Intercompany Receivable/Payable                              (180,370)        40,729        139,641              0
                                                            =======================================================

                                    AMENDMENT
                                       of
                              TAX SHARING AGREEMENT

            This amendment to the Tax Sharing Agreement dated April 30, 1997 by and between KSL Recreation Corporation, a California corporation, ("REC") and each of the entities described on Schedule A annexed hereto (the "Signator Corporations") shall be effective on the date of incorporation of KSL Recreation Group, Inc.

            Concurrent with the incorporation of KSL Recreation Group, Inc. and for taxes payable for periods after the incorporation of KSL Recreation Group, Inc., KSL Recreation Group, Inc. and the Landmark, Fairways, Hotel and Lanier Subgroups will be treated as a single Subgroup, the Bond Subgroup. Exhibit A of this amendment shall become Schedule L of the Tax Sharing Agreement on the effective date of this agreement. Schedule B of the Tax Sharing Agreement shall be amended to add KSL Recreation Group, Inc. Schedules D, E, F and G will not be applicable to income and franchise taxes of the Rec Group for periods commencing with the effective date of this amendment.

            In the event that a Subgroup currently has, as of the date of this Amendment, a net Taxable loss, such taxable loss, to the extent not compensated for in accordance with Paragraph 4.3(c), shall be carried forward or carried back in computing the amount to be paid by it to such Subgroup, as if such Subgroup continued to file a separate consolidated tax return that included only Members of such Subgroup.

            The Parent hereby designates KSL Recreation Group, Inc. as the Subgroup Agent for the Bond Subgroup.

                           [Signature Page to Follow]

                                    EXHIBIT A

                                   SCHEDULE L

                                  BOND SUBGROUP

KSL RECREATION GROUP, INC.

KSL LANDMARK CORPORATION

KSL DESERT RESORTS, INC.

KSL FLORIDA HOLDINGS, INC.

KSL HOTEL CORP.

KSL GOLF HOLDINGS, INC.

KSL FAIRWAYS GOLF CORPORATION

KSL FAIRWAYS MIDWEST, INC.

KSL GEORGIA HOLDINGS, INC.

KSL LAKE LANIER, INC.